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                                                                    EXHIBIT 99.2


   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS



I, Brian A. Kenney, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of GATX Corporation, and, except as corrected or supplemented in a subsequent covered report:

         - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         - no covered report omitted to state a material fact necessary to make these statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         - Annual Report on Form 10-K of GATX Corporation filed with the Commission on March 22, 2002;

         - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of GATX Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         -      any amendments to any of the foregoing.

                                               Subscribed and sworn to
/s/ Brian A. Kenney                            before me this 12th day of
--------------------------                     August, 2002.
Brian A. Kenney

Date:    August 12, 2002                       /s/ Mary Ann Buban
                                               --------------------------------
                                               Mary Ann Buban
                                               Notary Public
                                               My Commission Expires: 12/08/03